UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2018

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Altice USA, Inc. (the “Company”) is filing this Current Report on Form 8-K (“Current Report”) to recast certain prior period financial information related to the Company’s adoption of Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASC 606”) and ASU No. 2017 07 Compensation-Retirement Benefits (Topic 715) and to give effect to the acquisition of Altice Technical Services US Corp. (“ATS”) as the Company became the owner of 100% of the equity interests in ATS in March 2018. ATS was previously owned by Altice N.V. and a member of ATS’s management through a holding company. As the acquisition is a combination of businesses under common control, the Company combined the results of operations and related assets and liabilities of ATS for all periods since its commencement of operation in April 2017. The Company began reporting the impacts of adoption of the accounting standards and acquisition of ATS in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.
The Company is filing this Current Report to recast its consolidated financial statements for the years ended December 31, 2017 and 2016 to reflect the adoption of the new accounting standards discussed above and the acquisition of ATS on a retrospective basis. The recasting of information presented in certain sections of the Company’s 2017 Annual Report on Form 10-K filed on March 6, 2018 (the “2017 Annual Report”) is set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report, which are incorporated herein by reference.
The information included in this Current Report, including the exhibits, is presented in connection with the reporting changes described above. This Current Report does not reflect events occurring after the Company filed the 2017 Annual Report and does not modify or update the disclosures therein in any way, other than to reflect our retrospective application of the new accounting standards discussed above and the acquisition of ATS. For developments that have occurred subsequent to the filing of the 2017 Annual Report, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 14, 2018, and other filings by the Company with the SEC.
Item 9.01    Financial Statements and Exhibits

Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Updated Part II, Item 6. Selected Financial Data, from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 6, 2018

99.2
Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 6, 2018

99.3
Updated Part II, Item 8. Financial Statements and Supplementary Data. from the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 6, 2018

99.4	Updated Part II, Item 9A. Controls and Procedures
101
The following financial statements of Altice USA, Cablevision Systems Corporation and CSC Holdings, LLC as included in the Altice USA Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2018 formatted in XBRL (eXtensible Business Reporting Language):  (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations; (iii) the Consolidated Statements of Comprehensive Income; (iv) the Consolidated Statements of Cash Flows; (v) the Consolidated Statements of Stockholders' Equity; and (vi) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Date:	May 21, 2018		/s/ Charles Stewart
		By:	Charles Stewart as Co-President and Chief Financial Officer

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